Exhibit 10.3


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                              WFS FINANCIAL INC,
                                  as Seller,



                                      and



                             WDS RECEIVABLES LLC,
                                 as Purchaser







          ---------------------------------------------------------


                        RECEIVABLES PURCHASE AGREEMENT

                       Dated as of ____________ __, 200_

          ---------------------------------------------------------







===============================================================================


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
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                               TABLE OF CONTENTS

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                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01.  Definitions........................................................................................1
Section 1.02.  Other Definitional Provisions......................................................................5


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

Section 2.01.  Sale and Conveyance of Receivables.................................................................6
Section 2.02.  Purchase Price; Payments on the Receivables........................................................8
Section 2.03.  Transfer of Receivables............................................................................9
Section 2.04.  Examination of Receivable Files....................................................................9


                                 ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Purchaser...................................................10
Section 3.02.  Representations and Warranties of the Seller......................................................11
Section 3.03.  Representations and Warranties as to the Receivables..............................................12


                                 ARTICLE FOUR

                                  CONDITIONS

Section 4.01.  Conditions to Obligation of the Purchaser.........................................................14
Section 4.02.  Conditions to Obligation of the Seller............................................................15


                                 ARTICLE FIVE

                            COVENANTS OF THE SELLER

Section 5.01.  Protection of Right, Title and Interest in, to and Under the Receivables..........................16
Section 5.02.  Security Interests................................................................................17
Section 5.03.  Delivery of Payments..............................................................................17
Section 5.04.  No Impairment.....................................................................................17
Section 5.05.  Costs and Expenses................................................................................18
Section 5.06.  Sale..............................................................................................18
Section 5.07.  Hold Harmless.....................................................................................18


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                                  ARTICLE SIX

                           MISCELLANEOUS PROVISIONS

Section 6.01.  Amendment.........................................................................................19
Section 6.02.  Termination.......................................................................................19
Section 6.03.  GOVERNING LAW.....................................................................................19
Section 6.04.  Notices...........................................................................................19
Section 6.05.  Severability of Provisions........................................................................19
Section 6.06.  Further Assurances................................................................................20
Section 6.07.  No Waiver; Cumulative Remedies....................................................................20
Section 6.08.  Counterparts......................................................................................20
Section 6.09.  Third-Party Beneficiaries.........................................................................20
Section 6.10.  Headings..........................................................................................20
Section 6.11.  Representations, Warranties and Agreements to Survive.............................................20
Section 6.12.  No Proceedings....................................................................................20

                                   SCHEDULES

Schedule A - Schedule of Receivables...........................................................................SA-1
Schedule B - Location of Receivable Files......................................................................SB-1


                                   EXHIBITS

Exhibit A - Representations and Warranties as to the Receivables................................................A-1
Exhibit B - Form of First-Tier Assignment.......................................................................B-1

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                                      ii

                        RECEIVABLES PURCHASE AGREEMENT

         This Receivables Purchase Agreement, dated as of _____________ __, 200_, is between WFS Financial Inc, a California corporation ("WFS"), as seller (the "Seller"), and WDS Receivables LLC, a Nevada limited liability company ("WDS Receivables"), as purchaser (in such capacity, the "Purchaser").

         WHEREAS, in the regular course of its business, the Seller purchases and originates motor vehicle retail installment sale contracts and installment loans secured by new and used motor vehicles (the "Receivables");

         WHEREAS, the Seller intends to convey all of its right, title and interest in and to certain Receivables to the Purchaser on __________ __, 200_, and certain subsequent Receivables to the Purchaser from time to time thereafter, and the Purchaser shall convey all of its right, title and interest in and to the Receivables to Wachovia Auto [Loan] Owner Trust 200_-_ (the "Issuer") pursuant to the sale and servicing agreement, dated as of ____________ __, 200_, among the Issuer, WDS Receivables, WFS and Wachovia Bank, National Association ("Wachovia Bank"); and

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Purchaser.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ONE

                                  DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Agreement" means this Receivables Purchase Agreement.

         "Basic Documents" has the meaning specified in the Sale and Servicing Agreement.

         "Business Day" has the meaning specified in the Sale and Servicing Agreement.

         "Certificate" has the meaning specified in the Trust Agreement.

         "Closing Date" has the meaning specified in the Indenture.

         "Collection Period" has the meaning specified in the Indenture.

         "Controlling Class" has the meaning specified in the Indenture.

         "Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Dealer Recourse" has the meaning specified in the Sale and Servicing Agreement.


         "Deposit Date" has the meaning specified in Sale and Servicing
Agreement.


         "Depositor" has the meaning specified in the Trust Agreement.

         "Financed Vehicle" has the meaning specified in the Sale and Servicing Agreement.

         "First-Tier Initial Assignment" means the First-Tier Initial Assignment, in substantially the form of Exhibit B hereto.

         "First-Tier Subsequent Assignment" means a First-Tier Subsequent Assignment, in substantially the form of Exhibit C hereto.

         "Holder" has the meaning specified in the Indenture.

         "Indenture" means the indenture, dated as of _____________ __, 200_, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" has the meaning specified in the Indenture.

         "Initial Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Initial Receivables" has the meaning specified in the Sale and Servicing Agreement.

         "Initial Receivables Purchase Price" means $____________.

         "Issuer" has the meaning specified in the recitals.

         "Lien" has the meaning specified in the Sale and Servicing Agreement.

         "Master Servicer" has the meaning specified in the Sale and Servicing Agreement.

         "Maximum Negative Carry Amount" has the meaning specified in the Sale and Servicing Agreement.

         "Negative Carry Account" has the meaning specified in the Sale and Servicing Agreement.

         "Net Liquidation Proceeds" has the meaning specified in the Sale and Servicing Agreement.

         "Note Balance" has the meaning specified in the Indenture.

         "Noteholders" has the meaning specified in the Indenture.

         "Notes" has the meaning specified in the Indenture.

         "Obligor" has the meaning specified in the Sale and Servicing
Agreement.


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

         "Officer's Certificate" has the meaning specified in the Sale and Servicing Agreement

         "Opinion of Counsel" has the meaning specified in Sale and Servicing Agreement.

         "Outstanding" has the meaning specified in the Indenture.

         "Owner Trustee" has the meaning specified in the Trust Agreement.

         "Pre-Funding Account" has the meaning specified in the Sale and Servicing Agreement.

         "Pre-Funding Account Initial Deposit" has the meaning specified in the Sale and Servicing Agreement.

         "Principal Balance" has the meaning specified in the Sale and Servicing Agreement.

         "Purchase Amount" has the meaning specified in Sale and Servicing Agreement.

         "Purchase Price" means the Initial Receivables Purchase Price or the Subsequent Purchase Price, as the context may require.

         "Purchaser" means WDS Receivables, in its capacity as purchaser of the Receivables under this Agreement, and its successors in such capacity.

         "Receivable" means each motor vehicle retail installment sale contract or installment loan sold by the Seller to the Purchaser pursuant to this Agreement and identified on the Schedule of Receivables.

         "Receivable Files" has the meaning specified in the Sale and Servicing Agreement.

         "Recoveries" has the meaning specified in the Sale and Servicing Agreement.

         "Reserve Fund" has the meaning specified in the Sale and Servicing Agreement.

         "Reserve Fund Initial Deposit" has the meaning specified in Sale and Servicing Agreement.

         "Reserve Fund Subsequent Deposit" has the meaning specified in Sale and Servicing Agreement.

         "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of _____________ __, 200_, among the Issuer, the Depositor, the Seller and the Master Servicer.

         "Schedule of Initial Receivables" means the schedule of Receivables attached as Schedule A.

         "Schedule of Receivables" means the Schedule of Initial Receivables, as supplemented by one or more Schedules of Subsequent Receivables.


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

         "Schedule of Subsequent Receivables" means any list of Subsequent Receivables attached as Schedule A to the related First-Tier Subsequent Assignment.

         "Secondary Reserve Fund" has the meaning specified in the Sale and Servicing Agreement.

         "Secondary Reserve Fund Initial Deposit" has the meaning specified in the Sale and Servicing Agreement.

         "Securities" means the Notes and the Certificates.

         "Seller" means WFS, in its capacity as seller of the Receivables under this Agreement, and its successors in such capacity.

         "State" has the meaning specified in the Indenture.

         "Subsequent Cutoff Date" has the meaning specified in the Sale and Servicing Agreement.

         "Subsequent Receivables" has the meaning specified in the Sale and Servicing Agreement.

         "Subsequent Receivables Purchase Price" means, with respect to any Subsequent Receivables to be sold, transferred, assigned and otherwise conveyed to the Purchaser on the related Subsequent Transfer Date, the Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date, plus any premium or minus any discount agreed upon by the Seller and the Purchaser.

         "Subsequent Transfer Date" has the meaning specified in the Sale and Servicing Agreement.

         "Trust Agreement" means the amended and restated trust agreement, dated as of ___________ __, 200_, between the Depositor and the Owner Trustee.

         "Trustee" means either the Owner Trustee or the Indenture Trustee, as the context requires.

         "UCC" has the meaning specified in the Indenture.

         "United States" has the meaning specified in the Indenture.

         "Wachovia Bank" has the meaning specified in the preamble.

         "WDS Receivables" has the meaning specified in the preamble.

         "WFS" has the meaning specified in the preamble.

         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

         (b) With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, document, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;
(vii) references to a Person are also to its successors and permitted assigns;
(viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.

                                 ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

         Section 2.01. Sale and Conveyance of Receivables. On the Closing Date and on each Subsequent Transfer Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables set forth in the related Schedule of Initial Receivables or Schedule of Subsequent Receivables, as applicable and the other property relating thereto (as described below).

         (a) Subject to satisfaction of the conditions set forth in Section 4.01(a), on the Closing Date, and simultaneously with the transactions to be consummated pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller shall, pursuant to the First-Tier Initial Assignment, sell, transfer, assign and otherwise convey to the Purchaser, and the Purchaser shall purchase from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

            (i) the Initial Receivables and all amounts due and collected on or in respect of the Initial Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to
         Section 3.03(c)) after the Initial Cutoff Date;

           (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

           (iii) all proceeds from claims on and refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

            (iv)  the Receivable Files that relate to the Initial
         Receivables;

            (v) any proceeds of Dealer Recourse that relate to the Initial Receivables;

            (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Seller; and

            (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) Subject to the satisfaction of the conditions set forth in
Section 4.01(b), the Depositor shall, pursuant to a First-Tier Subsequent Assignment, irrevocably sell, transfer, assign and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

             (i) the Subsequent Receivables listed on the related Schedule of Subsequent Receivables and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to
         Section 3.03(c)) after the related Subsequent Cutoff Date;

             (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

            (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

            (iv)   the Receivable Files that relate to the Subsequent
         Receivables;

             (v) any proceeds of Dealer Recourse that relate to the Subsequent Receivables;

            (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Seller;

            (vii) all of the Seller's rights under the related First-Tier Subsequent Assignment; and

            (viii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, notes, drafts, acceptances, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

         (c) In connection with each of the foregoing conveyances, the Seller further agrees, at its own expense, on or prior to the Closing Date (in the case of the Initial Receivables) or the related Subsequent Transfer Date (in the case of the Subsequent Receivables) to (i) annotate and indicate in its books, records and computer files that the related Receivables have been sold and transferred to the Purchaser pursuant to this Agreement, (ii) deliver to the Purchaser a computer file or printed or microfiche list of the Schedule of Initial Receivables or, in the case of Subsequent Receivables, the related Schedule of Subsequent Receivables containing a true and complete list of the related Receivables, identified by account number and by the Principal Balance as of the related Cutoff Date, each of which files or lists shall be marked as Schedule A and is hereby incorporated into and made a part of this Agreement and (iii) deliver or cause to be delivered the related Receivable Files to or upon the order of the Purchaser.

         (d) The parties hereto intend that each conveyance of Receivables and related property hereunder be a sale and not a loan. In the event that any conveyance hereunder is for any reason not considered a sale, including in the event of an insolvency proceeding with respect to the Seller or any of the Seller's properties, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the related Receivables, and all other property conveyed hereunder and all proceeds of the foregoing. The parties intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including the Initial Receivables Purchase Price and any Subsequent Receivables Purchase Price. If any such conveyance is for any reason considered to be a loan and not a sale, the Seller consents to the Purchaser transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

         Section 2.02. Purchase Price; Payments on the Receivables.

         (a) On the Closing Date, in exchange for the Receivables and other assets described in Section 2.01(a), the Purchaser shall pay the Seller the Initial Receivables Purchase Price in immediately available funds. The Purchaser, as set forth in the Sale and Servicing Agreement, shall deposit, from funds it receives from the sale of the Notes, the (i) Reserve Fund Initial Deposit into the Reserve Fund, (ii) Secondary Reserve Fund Initial Deposit into the Secondary Reserve Fund, (iii) Pre-Funding Account Initial Deposit into the Pre-Funding Account and (iv) the Maximum Negative Carry Amount into the Negative Carry Account, each of which amounts shall be an asset of the Issuer. WDS Receivables shall receive, and shall be the holder of, the Certificates.

         (b) On each Subsequent Transfer Date, in exchange for the Subsequent Receivables and the other property related thereto described in Section 2.01(b) to be sold, transferred, assigned and otherwise conveyed to the Purchaser on such Subsequent Transfer Date, the Purchaser shall pay to or upon the order of the Seller, the related Subsequent Receivables Purchase Price in cash. Such Subsequent Receivables Purchase Price shall be an amount equal to the funds it receives from the Pre-Funding Account pursuant to Section 4.10(a) of the Sale and Servicing Agreement, relating to the sale of such Subsequent Receivables due to such Subsequent Receivables, less the Reserve Fund Subsequent Deposit, which will be deposited into the Reserve Fund and which amount shall be an asset of the Issuer.


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

         (c) The Purchaser shall be entitled to, and shall convey such right to the Issuer pursuant to the Sale and Servicing Agreement, all amounts due and collected on or in respect of the Receivables received after the related Cutoff Date or Dates.

         Section 2.03. Transfer of Receivables. Pursuant to the Sale and Servicing Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Receivables and other assets described in Sections 2.01(a) and 2.01(b) to the Issuer. The parties hereto acknowledge that the Issuer will pledge its rights in, to and under the Receivables and other assets described in Sections 2.01(a) and 2.01(b) to the Indenture Trustee pursuant to the Indenture. The Purchaser shall have the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, without the consent of the Seller, and the Issuer as assignee shall succeed to the rights hereunder of the Purchaser.

         Section 2.04. Examination of Receivable Files. The Seller will make the Receivable Files available to the Purchaser or its agent for examination at the Seller's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

                                ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and the Closing Date and as of each Subsequent Transfer Date that:

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and purchase the Receivables.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver, and perform its obligations under, this Agreement and each other Basic Document to which it is a party. The Purchaser has full power and authority to sell, transfer, assign and otherwise convey the property listed in Section 2.01(a) that it is acquiring from the Seller and shall sell and assign to and deposit with the Issuer such property and shall duly authorize such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and each other Basic Document to which the Purchaser is a party has been duly authorized by the Purchaser by all necessary limited liability company action.

         (d) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and of the purchase of the Receivables and the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than Liens created by this Agreement and the other Basic Documents); nor violate any law or, to the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Purchaser or on the ability of the Purchaser to perform its obligations under this Agreement.

         (e) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document to which it is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Purchaser is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which it is a party.

         (f) Principal Executive Office. The chief executive office of the Purchaser is at 444 East Warm Springs Road, Suite 116, Las Vegas, Nevada 89119.

         Section 3.02. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and the Closing Date and as of each Subsequent Transfer Date that:

         (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation under the laws of the State of California, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

         (b) Power and Authority. The Seller has the power and authority to execute and deliver and perform its obligations under this Agreement and each other Basic Document to which the Seller is a party, and the execution, delivery and performance of this Agreement and each other Basic Document to which the Seller is a party has been duly authorized by the Seller. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors generally, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

         (c) No Violation. The execution, delivery and performance by the Seller of this Agreement and the sale of the Receivables, the consummation of the transactions contemplated hereby and by each other Basic Document to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or bylaws, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to its knowledge, any order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the Seller's earnings, business affairs or business prospects or on the ability of the Seller to perform its obligations under this Agreement.

         (d) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the issuance and delivery of the Securities, the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

         (e) Principal Executive Office. The chief executive office of the Seller is at 23 Pasteur, Irvine, California 92618.

         (f) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         (g) Other Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

         (h) Solvency. The sale of the Receivables to the Purchaser is not being made with any intent to hinder, delay or defraud any of its creditors. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

         Section 3.03. Representations and Warranties as to the Receivables.

         (a) Eligibility of Receivables. The Seller makes the representations and warranties set forth in Exhibit A with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in selling, transferring, assigning and otherwise conveying the Receivables to the Issuer under the Sale and Servicing Agreement and on which the Issuer relies in pledging the same to the Indenture Trustee pursuant to the Indenture. Except as otherwise provided, such representations and warranties speak as of the date of execution and delivery of this Agreement and the Closing Date (in the case of the Initial Receivables) and as of each Subsequent Transfer Date (in the case of the related Subsequent Receivables), but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Purchaser, the subsequent sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

         (b) Notice of Breach. The Purchaser, the Seller, the Issuer, the Owner Trustee or the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's representations and warranties pursuant to Section 3.03(a) which materially and adversely affects the interests of the Noteholders in any Receivable.

         (c) Repurchase of Receivables. In the event of a breach of any representation or warranty set forth pursuant to Section 3.03(a) (including by means of a subsequently discovered breach of any local law or ruling or regulation thereunder) which materially and adversely affects the interests of the Purchaser, the Issuer or the Noteholders in any Receivable that shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice from the Master Servicer, the Purchaser, the Issuer or any Noteholder of such breach, the Seller shall repurchase such Receivable from the Issuer on the related Deposit Date. This repurchase obligation shall apply to all representations and warranties contained in
Section 3.03(a) except as otherwise noted whether or not the Seller or the Purchaser has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. In consideration of the repurchase of any such Receivable the Seller shall remit an amount equal to the Purchase Amount in respect of such Receivable to the Issuer in the manner set forth in the Sale and Servicing Agreement. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the Lien granted by the related Receivable (whether or not the Seller has knowledge thereof), which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable, all other related assets described in Section 2.01(a) or 2.01(b) and all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Purchaser, the Issuer, the Trustees or the Noteholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.03(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

                                 ARTICLE FOUR

                                  CONDITIONS

         Section 4.01. Conditions to Obligation of the Purchaser.

         (a) The obligation of the Purchaser to purchase the Initial Receivables from the Seller on the Closing Date is subject to the satisfaction of the following conditions:

             (i) Representations and Warranties True. The representations and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Seller and the Master Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

             (ii) Computer Files Marked. The Seller shall, at its own expense, on or before the Closing Date, indicate in its computer files that the Initial Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser an Officer's Certificate confirming that its computer files have been marked pursuant to this subsection, and shall deliver to the Purchaser the Schedule of Initial Receivables, certified by an authorized officer of the Seller to be true, correct and complete.

            (iii) Execution of Basic Documents. The Basic Documents shall have been executed and delivered by the parties thereto.

             (iv) First Tier Initial Assignment. The Purchaser shall have received the First Tier Initial Assignment, dated as of the Closing Date.

             (v) Other Transactions. The transactions contemplated by the Basic Documents shall be consummated on the Closing Date.

         (b) The obligation of the Purchaser to purchase Subsequent Receivables from the Seller on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

             (i) Representations and Warranties True. The representations and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on such Subsequent Transfer Date with the same effect as if made on such Subsequent Transfer Date, and each of the Seller and the Master Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before such Subsequent Transfer Date.

             (ii) Computer Files Marked. The Seller shall, at its own expense, on or before such Subsequent Transfer Date, indicate in its computer files that the related Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser an Officer's Certificate confirming that its computer files have been marked pursuant to this subsection, and shall deliver to the Purchaser the related Schedule of Subsequent

         Receivables, certified by an authorized officer of the Seller to be true, correct and complete.

             (iii) Documents to be Delivered. The Purchaser shall have received the following, all of which shall be dated as of such Subsequent Transfer Date or such other date as specified:

                    (A) the related Schedule of Subsequent Receivables;

                    (B) the related First-Tier Subsequent Assignment;

                    (C) within ten days of the related Subsequent Transfer
               Date, the Seller shall record and file, at its own expense, a UCC financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming such Subsequent Receivables and the other property conveyed under Section 2.01(b) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Subsequent Receivables to the Purchaser; and the Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten days of the related Subsequent Transfer Date; and

                    (D) such other documents, certificates and opinions as may be requested by the Purchaser or its counsel, including a letter from KPMG LLP as to certain information as to the aggregate characteristics of the Initial Receivables and all Subsequent Receivables in a report on Form 8-K that the Purchaser shall file with the Commission within 15 days after the end of the Pre-Funding Period.

         Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Initial Receivables to the Purchaser on the Closing Date and any Subsequent Receivables to the Purchaser on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

               (a) Representations and Warranties True. The representations and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date or the related Subsequent Transfer Date, as the case may be, with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date or the related Subsequent Transfer Date, as the case may be.

               (b) Payment of Purchase Price. In consideration of the sale of the Receivables from the Seller to the Purchaser as provided in
         Section 2.01, (i) on the Closing Date the Purchaser shall have paid to the Seller an aggregate amount equal to the Initial Receivables Purchase Price, and (ii) on each Subsequent Transfer Date the Purchaser shall have paid to the Seller an aggregate amount equal to the related Subsequent Receivables Purchase Price.

                                 ARTICLE FIVE

                            COVENANTS OF THE SELLER

         Section 5.01. Protection of Right, Title and Interest in, to and Under the Receivables.

         (a) The Seller, at its expense, shall cause this Agreement and all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in, to and under the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly authorized, recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and such other property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

         (b) Within 30 days after the Seller makes any change in its name, identity or organizational structure which would make any financing statement or continuation statement filed in accordance with this Agreement seriously misleading within the meaning of the UCC as in effect in the applicable State, the Seller shall give the Purchaser notice of any such change and within 30 days after such change shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

         (c) The Seller shall give the Purchaser written notice within 60 days of any relocation of any office from which the Seller keeps records concerning the Receivables or of its principal executive office or its jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and within 60 days after such relocation shall authorize, execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof. The Seller shall at all times maintain its jurisdiction of organization, its principal place of business, its chief executive office and the location of the office where the Receivable Files and any accounts and records relating to the Receivables are kept within the United States.

         (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable.

         (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Receivables to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously that such Receivable is owned by the Purchaser
(or, upon transfer of the Receivables to the Issuer, by the Issuer). Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller.

         (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, the Issuer), unless such Receivable has been paid in full or repurchased by the Seller.

         (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable, upon reasonable prior notice.

         (h) If the Seller has repurchased one or more Receivables from the Purchaser or the Issuer pursuant to Section 3.03(c), the Seller shall, upon request, furnish to the Purchaser, within ten Business Days, a list of all Receivables (by Receivable number and name of Obligor) then owned by the Purchaser or the Issuer, together with a reconciliation of such list to the Schedule of Receivables.

         Section 5.02. Security Interests. Except for the conveyances hereunder, the Seller covenants that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the Noteholders in such Receivable are materially and adversely affected, such Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 3.03(c), and the Seller shall defend the right, title and interest of the Purchaser and its assigns in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist upon a Receivable any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         Section 5.03. Delivery of Payments. The Seller covenants and agrees to deliver in kind upon receipt to the Master Servicer under the Sale and Servicing Agreement all payments received by or on behalf of the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

         Section 5.04. No Impairment. The Seller covenants that it shall take no action, nor omit to take any action, which would impair the rights of the Purchaser, the Issuer or the Noteholders in any Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

         Section 5.05. Costs and Expenses. The Seller shall pay all reasonable costs and expenses incurred in connection with the perfection of the Purchaser's right, title and interest in, to and under the Receivables.

         Section 5.06. Sale. The Seller agrees to treat the conveyances hereunder for all purposes (including financial accounting purposes) as an absolute transfer on all relevant books, records, financial statements and related documents.

         Section 5.07. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Purchaser and the Issuer and their respective assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, costs, liabilities, claims, damages and expenses of every kind and character, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including any counterclaim, that has either been settled by the litigants (which settlement, if the Seller is not a party thereto shall be with the consent of the Seller) or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller or any employee or agent of the Seller occurring prior to the Closing Date with respect to any Initial Receivable or the related Financed Vehicle or occurring prior to the related Subsequent Transfer Date with respect to any Subsequent Receivables or the related Financed Vehicle or (iv) any failure of a Receivable to be originated in compliance with all requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                 ARTICLE SIX

                           MISCELLANEOUS PROVISIONS

         Section 6.01. Amendment.

         (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Purchaser and the Seller, without the consent of any Noteholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that any such amendment shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time for any other purpose by a written amendment duly executed and delivered by the Seller and by the Purchaser; provided, however, that any such amendment that materially adversely affects the interests of the Noteholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class of Notes (or if the Notes are no longer Outstanding, holders of not less than 51% of the aggregate Certificate Percentage Interests of the Certificates then outstanding). Promptly after the execution of any such amendment, the Seller shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

         Section 6.02. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

         Section 6.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 6.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of the (i) Purchaser, to WDS Receivables LLC, 444 East Warm Springs Road, Suite 118, Las Vegas, Nevada, 89119 and (ii) Seller, to WFS Financial Inc, 23 Pasteur, Irvine, California 92618, or, as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

         Section 6.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

         Section 6.06. Further Assurances. The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 6.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Issuer, the Indenture Trustee, the Noteholders or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 6.08. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 6.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 6.10. Headings. The Article and Section headings and the Table of Contents herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 6.11. Representations, Warranties and Agreements to Survive. The respective agreements, representations, warranties and other statements by the Seller and by the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing hereunder of the transactions contemplated hereby and shall inure to the benefit of the Purchaser, the Trustees and the Noteholders.

         Section 6.12. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or State bankruptcy law or similar law against the Purchaser or the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                                  WFS FINANCIAL INC, as Seller



                                                  By:
                                                      -------------------------
                                                        Name:
                                                        Title:

                                                  WDS RECEIVABLES LLC,
                                                     as Purchaser



                                                  By:
                                                      -------------------------
                                                      Name:
                                                      Title:



                                                 Receivables Purchase Agreement

                                                                   SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                [Original on file at Master Servicer's office]

                                                                    SCHEDULE B

                         LOCATION OF RECEIVABLE FILES

WFS Financial Inc
15750 Alton Parkway
Irvine, California  92618

WFS Financial Inc
6061 N. State Highway 161
Irving, Texas  75038

                                                                     EXHIBIT A


             REPRESENTATIONS AND WARRANTIES AS TO THE RECEIVABLES

                 See Exhibit A to Sale and Servicing Agreement

                                                                     EXHIBIT B


                     FORM OF FIRST-TIER INITIAL ASSIGNMENT

         For value received, in accordance with the receivables purchase agreement, dated as of _____________ __, 200_ (the "Receivables Purchase Agreement"), between WFS Financial Inc (the "Seller") and WDS Receivables LLC (the "Purchaser"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller herein and in the Receivables Purchase Agreement), all right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

                  (i) the Initial Receivables listed on Schedule A hereto (the "Initial Receivables") and all amounts due and received on or in respect of the Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Initial Cutoff Date;

                  (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

                  (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

                  (iv) the Receivable Files that relate to the Initial Receivables;

                  (v) any proceeds of Dealer Recourse that relate to the Initial Receivables;

                  (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Seller; and

                  (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right to and interest in the Initial Receivables and other property described in clauses
(i) through (vii) above to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

         THIS FIRST-TIER INITIAL ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS OF THE SELLER UNDER THIS FIRST-TIER INITIAL ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This First-Tier Initial Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this First-Tier Initial Assignment to be duly executed as of ___________ __, 200_.

                               WFS FINANCIAL INC



                               By:
                                  --------------------------------------
                                  Name:
                                  Title:

                                                                    EXHIBIT C


                   FORM OF FIRST-TIER SUBSEQUENT ASSIGNMENT


         For value received, in accordance with the receivables purchase agreement, dated as of _________ __, 200_ (the "Receivables Purchase Agreement"), between WFS Financial Inc (the "Seller") and WDS Receivables LLC (the "Purchaser"), the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller herein and in the Receivables Purchase Agreement), all right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, in, to and under the following

                  (i) the Subsequent Receivables listed on Schedule A hereto (the "Subsequent Receivables") and all amounts due and received on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Subsequent Cutoff Date;

                  (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables;

                  (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

                  (iv) the Receivable Files that relate to the Subsequent Receivables;

                  (v) any proceeds of Dealer Recourse that relate to the Subsequent Receivables;

                  (vi) the right to realize upon any property (including the right to receive future Net Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Seller; and

                  (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         The Subsequent Cutoff Date with respect to each Subsequent Receivable is ____________, 200_.

         The Seller hereby represents that as of the Subsequent Cutoff Date, the aggregate Principal Balance of the Subsequent Receivables was $_________.

         In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Seller hereby grants to the Subsequent Purchaser a first priority security interest in all of the Seller's right to and interest in the Subsequent Receivables and other property described in clauses (i) through (viii) above to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

         THIS FIRST-TIER SUBSEQUENT ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS OF THE SELLER UNDER THIS FIRST-TIER SUBSEQUENT ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This First-Tier Subsequent Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this First-Tier Subsequent Assignment to be duly executed as of ________ __, 200_.

                               WFS FINANCIAL INC



                               By:
                                  --------------------------------------------
                                   Name:
                                   Title:


                                     C-2